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                                                                    Exhibit 1.1


                              ______________ Shares

                             ASM International N.V.

                                  Common Shares

                             UNDERWRITING AGREEMENT


                                                                March ___ , 2000


CIBC World Markets Corp.
Robertson Stephens
Warburg Dillon Read LLC
c/o CIBC World Markets Corp.
One World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

                      ASM International N.V., a public limited liability company organized under the laws of the Kingdom of the Netherlands (the "Company"), and the selling shareholder named on Schedule II attached hereto (the "Selling Shareholder"), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of _____________ shares (the "Firm Shares") of the Company's Common Shares, NLG 0.01 par value (the "Common Shares"). Of the ______ Firm Shares, _____________ are to be issued and sold by the Company and 1,500,000 are to be sold by the Selling Shareholder. The Common Shares to be sold by the Selling Shareholder are Common Shares that will be issued to the Selling Shareholder by the Company upon exercise of a warrant dated December 3, 1998 (the "Warrant"), which exercise is taking place contemporaneously with the execution of this Agreement. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional ___________ Common Shares (the "Option Shares") from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

                      1. Sale and Purchase of the Shares.

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                      On the basis of the representations, warranties and
agreements contained in, and subject to the terms and conditions of, this
Agreement:

                      (a) The Company agrees to sell to each of the
             Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof. The Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Selling Shareholder" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof.

                      (b) The Company grants to the several Underwriters an
             option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                      2. Delivery and Payment. Delivery by the Company and the Selling Shareholder of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price therefor in immediately available funds by wire transfer to the Company for the shares purchased from the Company and to the Selling Shareholder for the shares purchased from the Selling Shareholder, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement (or fourth business day following the date of this Agreement if this Agreement is executed and delivered after the close of business on the date of this Agreement), or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

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                      In the event the option with respect to the Option Shares
is exercised in whole or in part on one or more occasions, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price therefor in immediately available funds by wire transfer to the Company shall take place at the offices of Gibson, Dunn & Crutcher LLP specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                      Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b), and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                      3. Registration Statement and Prospectus; Public Offering. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission"), a Registration Statement (as hereinafter defined) on Form F-3 (No. 333-_____), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date"), including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

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                      The Company and the Selling Shareholder understand that
the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholder hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                      4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as follows:

                      (a) On the Effective Date, the Registration Statement
             complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules), and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus, as amended or supplemented, complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the paragraph with respect to stabilization and the concession and reallowance figures appearing under the caption "Underwriting" in the Prospectus.

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                      (b) The Registration Statement is effective under the
             Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                      (c) The documents, if any, incorporated by reference in
             the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Registration Statement and the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                      (d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position, the results of operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the financial statements set forth in the Prospectus.

                      (e) Deloitte & Touche Register accountants, whose report
             is filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were, independent public accountants as required by the Securities Act and the Rules.

                      (f) The Company and each of the subsidiaries of the
             Company identified on Schedule III to this Agreement (the "Subsidiaries") [entity owned 24% by the Company and 76% by Arthur del Prado to be included as a "Subsidiary" on Schedule III] is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Other than the Subsidiaries, the Company does not control, directly or indirectly, or hold greater than a 5% interest in, any other corporation or other business organization. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in

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             each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates, designations, declarations and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which Permits are valid and in full force and effect, as described in the Registration Statement and the Prospectus, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company or any of its Subsidiaries thereunder. Except as may be required under the Securities Act and state and foreign blue sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                      (g) The Company and each of its Subsidiaries owns or
             possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, logos, copyrights, copyright applications, licenses, trade secrets, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for or used in the conduct of its business. Except as disclosed in the Registration Statement and the Prospectus, (i) neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with any rights of others with respect to the Company's use of any Intangibles, and (ii) neither the Company nor any of its Subsidiaries has given notice of, or is aware of, any third parties that are infringing or are in conflict with any rights of the Company or any of its Subsidiaries in any Intangibles.

                      (h) The Company and each of its Subsidiaries has good and
             marketable title in fee simple to all real property and good and marketable title to all personal property described in the Prospectus as being owned by it. Any real property and buildings described in the Prospectus as being held under lease by the Company or any of its Subsidiaries are held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement and the Prospectus or would not have a Material Adverse Effect.

                      (i) There are no litigation or governmental proceedings to which the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, affect the consummation of this Agreement or which is required to be disclosed in the Registration Statement and the Prospectus that is not so disclosed.

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                      (j) Subsequent to the respective dates as of which
             information is given in the Registration Statement and the Prospectus, except as described therein, (a) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company or any of its Subsidiaries; (b) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (c) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (i) issued any securities (other than options granted and shares issued pursuant to stock option and purchase plans described in the Registration Statement and Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                      (k) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying document, contract or agreement. Each agreement described in the Registration Statement and Prospectus or filed as an exhibit to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or one of its Subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any Subsidiary, if such Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any Subsidiary, if such Subsidiary is a party thereto, of any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or their properties or business may be bound or affected, which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                      (l) Neither the Company nor any of its Subsidiaries is in
             violation of any term or provision of any of its organizational documents or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

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                      (m) Neither the execution, delivery and performance of
             this Agreement nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which either the Company or any Subsidiary or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Subsidiary, or violate any provision of the organizational documents of the Company or any Subsidiary, except for such consents or waivers which have already been obtained and are in full force and effect.

                      (n) The Company has authorized and outstanding capital
             stock as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances pursuant to stock option and purchase plans described in the Registration Statement and Prospectus). The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding Common Shares have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of capital stock of the Company or its Subsidiaries or any such rights pursuant to its organizational documents or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or is bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive rights, co-sale rights, rights of first refusal or other similar rights to subscribe for or to purchase or acquire any securities of the Company, or any restriction upon the voting or transfer of any securities of the Company, pursuant to the Company's organizational documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or is bound. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, any such capital stock. The Common Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned directly by the Company or by another wholly-owned subsidiary of the Company, free and clear of any security interests, liens, encumbrances, equities or claims.

                      (o) No holder of any security of the Company except the
             Selling Shareholder has the right to have any security owned by such holder included in the Registration
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
             Statement. No holder of any security of the Company has the right to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement. The Selling Shareholder and each director and officer of the Company [and each other affiliate that owns more than a de minimis number of Common Shares, if any,] has delivered to the Representatives his or its enforceable written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").

                      (p) All necessary action has been duly and validly taken
             by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                      (q) Neither the Company nor any of its Subsidiaries is
             involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute could reasonably be expected to have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors or of any other third party with which the Company has a contractual or other relationship which could reasonably be expected to have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its Subsidiaries and any of its executive officers which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                      (r) No transaction has occurred between or among the
             Company and any of its officers or directors or shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

                      (s) Neither the Company nor any of its Subsidiaries has
             taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

                      (t) The Company and each of its Subsidiaries has filed all
             Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

                      (u) The Shares have been duly authorized for quotation on
             the Nasdaq National Market, subject to official Notice of Issuance. A registration statement has

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
             been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

                      (v) The Company has complied with all of the requirements
             and filed any required forms as specified in Florida Statutes
             Section 517.075.

                      (w) The books, records and accounts of the Company and its
             Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and its Subsidiaries and the results of operations of the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
             (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and
             (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (x) The Company and its Subsidiaries and their respective
             directors and officers are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

                      (y) Each approval, consent, order, authorization,
             designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or blue sky laws) has been obtained or made and is in full force and effect.

                      (z) There are no affiliations with the NASD among the
             Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater shareholder of the Company.

                      (aa) (i) The Company and each of its Subsidiaries is in
             compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business; (ii) neither the Company nor any of its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or any of its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq. ("CERCLA 1980") or otherwise designated as a contaminated site under applicable federal, state, local or foreign law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA 1980.

                      (bb) In the ordinary course of its business, the Company
             periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                      (cc) The Company is not and, after giving effect to the
             offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                      (dd) None of the Company, its Subsidiaries or any other
             person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries, (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds;
             (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                      (ee) The business and operations of the Company and its
             Subsidiaries were not adversely affected by the "Year 2000 Problem" (that is, the computer hardware and software applications used by the Company and its Subsidiaries continue to function at least as effectively as they did for dates or time periods occurring prior to January 1,

             2000) or by any failure to address the Year 2000 Problem by any material supplier, vendor, customer or other third party.

                      (ff) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

                      (gg) The Company meets all the conditions necessary for
             the use of the Registration Statement in the form of a Form F-3 registration statement as set forth in the Rules.

                      (hh) Neither the Company nor any of its Subsidiaries
             currently is, and the Company will use its best efforts so that neither of them will become, a personal holding company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended (the "Code") (a "PHC"), for its current taxable year.

                      (ii) The Company is not and upon the consummation of the
             transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds" will not become a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the Code and will use its best efforts to continue to manage its business so as to avoid PFIC status to the extent consistent with its other business goals. If the Company becomes a PFIC, it will comply with all the requirements of the Code so that its shareholders will be able to elect to treat the Company as a "qualified electing fund" within the meaning of section 1295 of the Code.

                      5. Representations and Warranties of the Selling Shareholder. The Selling Shareholder hereby represents and warrants to each Underwriter as follows:

                      (a) The Selling Shareholder has delivered an irrevocable
             exercise notice with respect to the Warrant to the Company, and has delivered or caused to be delivered to Citibank, N.A. (the "Custodian") a blank stock power with respect to the Shares to be sold by the Selling Shareholder, duly executed and with a signature appropriately guaranteed, and a certificate representing such Shares, to be held in custody by the Custodian for delivery pursuant to the provisions of this Agreement and an agreement dated March 13, 2000 between the Custodian and the Selling Shareholder (the "Custody Agreement").

                      (b) The Selling Shareholder has granted an irrevocable
             power of attorney (the "Power of Attorney") to Arthur H. del Prado and Rinse de Jong, on behalf of the Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by the Selling Shareholder pursuant hereto.

                      (c) Each of this Agreement, the Custody Agreement, the
             Power of Attorney and the Lock-Up Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitutes the valid and legally binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms.

                      (d) The execution and delivery by the Selling Shareholder
             of this Agreement and the performance by the Selling Shareholder of its obligations under this Agreement, does not and will not (i) violate or contravene any applicable law, statute, regulation or filing or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder; (ii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the blue sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement; or (iii) result in the creation or imposition of any lien, charge or encumbrance upon the Shares to be sold by the Selling Shareholder pursuant to the terms of any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or to which any of the property or assets of the Selling Shareholder is subject.

                      (e) The Selling Shareholder is the holder of and has the
             right to exercise the Warrant. On the Firm Shares Closing Date, the Selling Shareholder will have valid and marketable title to the Shares to be sold by the Selling Shareholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

                      (f) On the Firm Shares Closing Date, the Selling
             Shareholder will have full legal right, power and authorization, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided by this Agreement.

                      (g) Upon delivery of and payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, security interest or other encumbrance.

                      (h) The responses set forth in the questionnaire completed by the Selling Shareholder at the Company's request in connection with this offering, the information regarding the Selling Shareholder in the Prospectus in the Section entitled "Principal and Selling Shareholders," and any other information relating to the Selling Shareholder furnished in writing by the Selling Shareholder expressly for use in the Registration Statement and Prospectus (collectively, the "Selling Shareholder Information") is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                      (i) The principal reason for the participation by the
             Selling Shareholder in the proposed public offering is to permit diversification of the Selling Shareholder's investments;

                      (j) The Selling Shareholder has not taken and will not
             take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                      (k) The representations and warranties of the Selling
             Shareholder in the Power of Attorney are, and on each Closing Date will be, true and correct.

                      6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                      (a) Notification that the Registration Statement has
             become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 7(a) of this Agreement.

                      (b) No order preventing or suspending the use of any
             Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.

                      (c) The representations and warranties of the Company and
             the Selling Shareholder contained in this Agreement and in the certificate delivered pursuant to Section 6(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Shareholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                      (d) The Representatives shall have received on each
             Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act, and (iii) since the date of the Registration Statement and the Prospectus, there has been no event or occurrence which has had a Material Adverse Effect.

                      (e) The Representatives shall have received on each
             Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of or on behalf of the Selling Shareholder, to the effect that the Selling Shareholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                      (f) The Representatives shall have received, at the time
             this Agreement is executed and on each Closing Date, a signed letter from Deloite & Touche Registeraccountants addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                              (i) in their opinion the audited financial
                      statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                              (ii) on the basis of a reading of the amounts
                      included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Information," "Selected Consolidated Financial Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                       (A) the amounts in "Summary Consolidated
                              Financial Information," "Selected Consolidated Financial Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," included in the Registration Statement and the Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived; or

                                       (B) with respect to the Company, there
                              were, at a specified date not more than three business days prior to the date of the letter, any increases in the current liabilities and long-term liabilities of the Company or any decreases in net income or in working capital or the shareholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1999 included in the Registration Statement;

                              (iii) they have performed certain other procedures
                      as may be permitted under generally acceptable auditing standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company; and

                              (iv) based upon the procedures set forth in
                      clauses (ii) and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived or is not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

                              References to the Registration Statement and the
             Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

                      (g) The Representatives shall have received on each
             Closing Date from Stibbe Simont Monahan Duhot, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                              (i) The Company and each of the subsidiaries of
                      the Company identified on Schedule IV attached hereto (the "Selected Subsidiaries") [to include subsidiaries organized in the Netherlands and subsidiaries organized in any other jurisdiction on which Dutch counsel is qualified to opine - Netherlands Antilles? Belgium? Finland? Other?] has each been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation identified on Schedule
                      IV. No proceeding has been instituted by any governmental authority for the dissolution of the Company or any of the Selected Subsidiaries. To the best of such counsel's knowledge, except for the Selected Subsidiaries and the other Subsidiaries listed on Schedule III attached hereto, the Company has no subsidiaries and does not control, directly or indirectly, or have greater than a ___% equity interest in, any corporation, partnership, joint venture, association or other business organization. The Company and each of the Selected Subsidiaries is each duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                              (ii) The Company and each of the Selected
                      Subsidiaries each has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to issue and sell the Shares in accordance with and upon the terms and conditions set forth herein and in the Prospectus.

                              (iii) The Company has authorized and issued
                      capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization;" the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding Common Shares of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of the Common Shares or any other securities of the Company pursuant to the Company's Articles of Association or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. There are no, and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any, rights for or relating to the registration of the Common Shares or other securities of the Company. The Common Shares and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                              (iv) Each of the Lock-Up Agreements executed by
                      the Company's shareholders, directors, executive officers and employees has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                              (v) All necessary corporate action has been duly
                      and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. Upon issuance of the Shares and payment therefor in accordance with the terms of this Agreement, the Underwriters will receive good and valid title thereto, free and clear of any lien, charge, claim, encumbrance, security interest, restriction on transfer, shareholders' agreement, voting trust and other defect of title of any nature whatsoever. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. The Registration Statement and the Prospectus and their respective filings with the Commission and, to the extent required, with other appropriate authorities, have been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                              (vi) Neither the execution, delivery and
                      performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound, or any franchise, license, permit, judgment, decree, order, law, statute, rule or regulation of which such counsel is aware or violate any provision of the Articles of Association or other organizational documents of the Company.

                              (vii) To the best of such counsel's knowledge, no
                      default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by the Company or any of the Selected Subsidiaries of any term, covenant or condition of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of the Selected Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound or affected, where the consequences of such default, individually or in the aggregate, could have a Material Adverse Effect.

                              (viii) The Company is not in violation of any term
                      or provision of its Articles of Association or other organizational documents or of any franchise, license, permit, certificate, consent, approval, authorization, judgment, decree, order, law, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, could have a Material Adverse Effect.

                              (ix) No consent, approval, authorization or order
                      of, or filing, qualification, registration, permit or license of or with, any court, governmental agency or regulatory body of the Netherlands is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby.

                              (x) To the best of such counsel's knowledge, there
                      is no litigation or governmental or other proceeding or investigation, before any court in the Netherlands or before or by any public body or board in the Netherlands pending or threatened against, or involving the assets, properties or businesses of, the Company which could have a Material Adverse Effect.

                              (xi) The statements in the Prospectus, insofar as
                      such statements refer to the Company's Articles of Association or other organizational documents, or to agreements, arrangements or instruments to which the Company or any of its Selected Subsidiaries is a party, are accurately described in all material respects, and insofar as such statements constitute or refer to statements of Netherlands law or legal conclusions under Netherlands law, have been reviewed by such counsel and are accurate in all material respects. The statements in the Registration Statement and the Prospectus describing Netherlands laws and regulations are fair summaries of the information set forth therein and are accurate in all material respects. Specifically, and without limiting the generality of the foregoing, the statements in the Prospectus under the captions "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Business - Research and Development," "Business -- Facilities," "Management," "Related Party Transactions," "Principal and Selling Stockholders," "Description of Shares, Share Capital and Corporate Structure," "Taxation" and "Enforceability of Civil Liabilities," [add other sections if appropriate] insofar as such statements constitute a summary of documents referred to therein or matters of Netherlands law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission, or are fairly described in the Registration Statement, as the case may be.

                              (xii) The capital stock of the Company conforms in
                      all material respects to the description thereof contained in the Prospectus under the caption "Description of Shares, Share Capital and Corporate Structure."

                              (xiii) Under exchange control regulations
                      currently in effect there are no authorizations or consents required from any governmental or regulatory body in the Netherlands to give nonresidents of the Netherlands the rights to freely repatriate to non-Netherlands currency all amounts received with respect to Common Shares that were purchased with non-Netherlands currency, whether as a dividend, as a liquidating distribution or as proceeds from the sale of such shares, subject to applicable tax withholding.

                              (xiv) (A) The Company and each of the Selected
                      Subsidiaries owns, possesses or has obtained all Netherlands governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted, except where the failure to so own, possess or obtain would not have a Material Adverse Effect, and (B) to the knowledge of such counsel, the Company has not received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

                              (xv) Assuming that none of the Underwriters is
                      otherwise subject to taxation in the Netherlands, neither the issuance and sale to the Underwriters of the Shares to be sold by the Company hereunder nor the execution, delivery or performance of this Agreement is subject to any tax imposed by the Netherlands or any political subdivision thereof. Neither the Underwriters nor any other holder of the Shares will be deemed resident in or otherwise subject to taxation in the Netherlands solely by reason of the holding of the Shares or the execution, delivery or performance of this Agreement.

                              (xvi) As provided in Section 12 of this Agreement,
                      the Company has duly and irrevocably appointed __________________________________ as its agent to receive service of process in any action against it in any federal or state court sitting in the county of New York arising out of or in connection with this offering.

                              (xvii) Under the laws of the Netherlands, the
                      submission by the Company to the jurisdiction of any federal or state court sitting in the county of New York and the designation of the law of the State of New York to apply to this Agreement is binding upon the Company and, if properly brought to the attention of the court or administrative body in accordance with the laws of the Netherlands, would be enforceable in any judicial or administrative proceeding in the Netherlands. The Netherlands will enforce a judgment of a New York court, subject to such exceptions as may be set forth in the opinion.

                                  To the extent deemed advisable by such
             counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials. Copies of such certificates shall be furnished to the Representatives and to counsel for the Underwriters.

                                  In addition, such counsel shall state that
             such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinions), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement), on the date thereof or on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (h) The Representatives shall have received on each
             Closing Date from Quarles & Brady LLP, United States counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                              (i) ASM America Inc. ("ASM America") and ASM
                      Pacific Assembly Products Inc. ("ASM Pacific") has each been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. No proceeding has been instituted by any governmental authority for the dissolution of ASM America or ASM Pacific. To the best of such counsel's knowledge, except for ASM America and ASM Pacific, the Company has no subsidiaries that are organized in the United States and does not control, directly or indirectly, or have greater than a ___% equity interest in, any corporation, partnership, joint venture, association or other business organization that is organized in the United States. ASM America and ASM Pacific is each duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                              (ii) ASM America and ASM Pacific each has all
                      requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                              (iii) The issued and outstanding shares of capital
                      stock of ASM America and ASM Pacific have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims. All of the issued and outstanding shares of capital stock of ASM America are owned of record by the Company. All of the issued and outstanding shares of capital stock of ASM Pacific are owned of record by ASM America. To the best of such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of ASM America or ASM Pacific or any security convertible into, exercisable for, or exchangeable for stock of ASM America or ASM Pacific.

                              (iv) Each of the Lock-Up Agreements executed by
                      the Company's shareholders, directors, executive officers and employees has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                              (v) Assuming the due authorization, execution and
                      delivery of this Agreement by the Underwriters and the Company, this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                              (vi) Neither the execution, delivery and
                      performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound, or any franchise, license, permit, judgment, decree, order, law, statute, rule or regulation of which such counsel is aware or violate any provision of the Certificate of Incorporation or By-laws of ASM America or ASM Pacific.

                              (vii) To the best of such counsel's knowledge, no
                      default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by ASM America or ASM Pacific of any term, covenant or condition of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which either of them is a party or by which either of them or any of their respective assets or properties may be bound or affected, where the consequences of such default, individually or in the aggregate, could have a Material Adverse Effect.

                              (viii) Neither ASM America nor ASM Pacific is in
                      violation of any term or provision of its Certificate of Incorporation or By-laws or of any franchise, license, permit, certificate, consent, approval, authorization, judgment, decree, order, law, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, could have a Material Adverse Effect.

                              (ix) No consent, approval, authorization or order
                      of, or filing, qualification, registration, permit or license of or with, any court, governmental agency or regulatory body of the United States, or, to our knowledge, any other jurisdiction, is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state or foreign securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters.

                              (x) To the best of such counsel's knowledge, there
                      is no litigation or governmental or other proceeding or investigation, before any court in the United States or before or by any public body or board in the United States pending or threatened against, or involving the assets, properties or businesses of, the Company, ASM America or ASM Pacific which could have a Material Adverse Effect.

                              (xi) The statements in the Prospectus under the
                      captions "Underwriting" and "Taxation," [add other sections if appropriate] insofar as such statements constitute or refer to statements of U.S. federal or state law or legal conclusions under U.S. federal or state law, fairly present the information disclosed therein in all material respects.

                              (xii) To the best of such counsel's knowledge, all
                      contracts and other documents required to be filed as exhibits to the Registration Statement have been so filed with the Commission.

                              (xiii) (A) ASM America and ASM Pacific each owns,
                      possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted, except where the failure to so own, possess or obtain would not have a Material Adverse Effect, and (B) to the knowledge of such counsel, none of the Company, ASM America or ASM Pacific has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

                              (xiv) As provided in Section 12 of this Agreement,
                      the Company has duly and irrevocably appointed __________________________________ as its agent to receive service of process in any action against it in any federal or state court sitting in the county of New York arising out of or in connection with this offering.

                              (xv) The Registration Statement, all Preliminary
                      Prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules. The Company and the transactions contemplated by this Agreement satisfy the eligibility requirements for the use of Form F-3.

                              (xvi) The Registration Statement is effective
                      under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                              (xvii) The Shares have been approved for listing
                      on the Nasdaq National Market.

                              (xviii) The Company is not an "investment company"
                      or an entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                              (xix) We have reviewed the opinions that you have
                      received in connection with this Agreement from various foreign firms as to certain matters under the laws of the Netherlands, Hong Kong, Japan, the Netherlands Antilles, Finland, Belgium, Germany, Korea, Singapore [France, the United Kingdom, Taiwan, Cayman Islands, Channel Islands, Malaysia, People's Republic of China, and other countries]. Based on the professional reputations of such firms, we believe that such firms are competent to render the opinions that they have given to you. Such opinions appear to be satisfactory in form and scope. We are not aware of any reason why you should not rely on such opinions, and in our opinion you are justified in relying on such opinions as to the matters set forth therein.

                                  To the extent deemed advisable by such
             counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company, ASM America or ASM Pacific and public officials. Copies of such certificates shall be furnished to the Representatives and to counsel for the Underwriters.

                                  In addition, such counsel shall state that
             such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinions), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement), on the date thereof or on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (i) The Representatives shall have received on each
             Closing Date from local counsel for the Company satisfactory to counsel for the Underwriters in each of Hong Kong, Japan, the Netherlands Antilles, Finland, Belgium, Germany, Korea, Singapore [France, the United Kingdom, Taiwan, Cayman Islands, Channel Islands, Malaysia, People's Republic of China, and other countries] [NEED TO DISCUSS WHICH SUBSIDIARIES ARE MATERIAL], an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                              (i) Each Subsidiary organized under the laws of
                      such jurisdiction (a "Local Subsidiary") been duly organized and is validly existing as a corporation in good standing under the laws of such jurisdiction. No proceeding has been instituted by any governmental authority for the dissolution of any Local Subsidiary. To the best of such counsel's knowledge, except for the Local Subsidiaries identified in such opinion, the Company has no subsidiaries that are organized in such jurisdiction and does not control, directly or indirectly, or have greater than a ___% equity interest in, any corporation, partnership, joint venture, association or other business organization that is organized in such jurisdiction. Each Local Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.

                              (ii) Each Local Subsidiary has all requisite
                      corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                              (iii) The issued and outstanding shares of capital
                      stock of each Local Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims. All of the issued and outstanding shares of capital stock of each Local Subsidiary are owned of record by the Company or a Subsidiary, in either case as identified in the opinion, subject to any exceptions set forth in the opinion. To the best of such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of any Local Subsidiary or any security convertible into, exercisable for, or exchangeable for stock of any Local Subsidiary.

                              (iv) Neither the execution, delivery and
                      performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of any Local Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which any Local Subsidiary is a party or by which any Local Subsidiary or any of the properties or assets of any Local Subsidiary is bound, or any franchise, license, permit, judgment, decree, order, law, statute, rule or regulation of which such counsel is aware or violate any provision of the Certificate of Incorporation or By-laws of any Local Subsidiary.

                              (v) To the best of such counsel's knowledge, no
                      default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by any Local Subsidiary of any term, covenant or condition of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which it is a party or by which it or any of its assets or properties may be bound or affected, where the consequences of such default, individually or in the aggregate, could have a Material Adverse Effect.

                              (vi) No Local Subsidiary is in violation of any
                      term or provision of its organizational documents or of any franchise, license, permit, certificate, consent, approval, authorization, judgment, decree, order, law, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, could have a Material Adverse Effect.

                              (vii) To the best of such counsel's knowledge,
                      there is no litigation or governmental or other proceeding or investigation, before any court in such jurisdiction or before or by any public body or board such jurisdiction pending or threatened against, or involving the assets, properties or businesses of, the Company or any Local Subsidiary which could have a Material Adverse Effect.

                              (viii) (A) Each Local Subsidiary owns, possesses
                      or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business as presently conducted, except where the failure to so own, possess or obtain would not have a Material Adverse Effect, and (B) to the knowledge of such counsel, neither the Company nor any Local Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

                              (ix) There are no exchange control regulations of
                      this jurisdiction that would limit the ability of a shareholder to convert dividend payments made by any Local Subsidiary into other currencies which are freely transferable out of this jurisdiction.

                              (x) There is no tax, duty, levy, impost,
                      deduction, charge or withholding imposed or, to our knowledge, pending or proposed, by this jurisdiction or any political subdivision thereof or taxing authority therein or any federation or organization or similar entity of which it is a member either on or by virtue of any payment of dividends or distributions on capital stock by any Local Subsidiary; and neither the holders of the Shares nor the Underwriters will be deemed resident, domiciled, carrying on business or subject to taxation in this jurisdiction solely by reason of the holding of Shares or the direct or indirect receipt of any dividends or distributions on capital stock from any Local Subsidiary.

                              (xi) For the opinion of Hong Kong counsel only:
                      The statements in the Prospectus under the captions "Risk Factors -- ____________________ _________________" and
                      "_______________________________," insofar as such
                      statements constitute or refer to statements of Hong Kong law or legal conclusions under Hong Kong law, fairly present the information disclosed therein in all material respects. There are no circumstances in which the approval of more than a majority of the shareholders of ASM Pacific Technology Ltd. ("ASMPT") would be required to approve the declaration and payment of dividends on ordinary shares by ASMPT.

                                 To the extent deemed advisable by such counsel,
             such counsel may rely as to matters of fact on certificates of responsible officers of the Local Subsidiaries and public officials. Copies of such certificates shall be furnished to the Representatives and to counsel for the Underwriters.

                                 In addition, such counsel shall state that it
             has reviewed the Registration Statement and the Prospectus and that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinions), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented (except for the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no such statement), on the date thereof or on the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (j) The Representatives shall have received on each
             Closing Date from Cooley Godward LLP, counsel for the Selling Shareholder, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                    (i) Each of this Agreement, the Custody
                  Agreement, the Power of Attorney and the Lock-Up Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Shareholder.

                                    (ii) This Agreement, the Custody Agreement,
                  the Power of Attorney and the Lock-Up Agreement each constitutes the legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; the Selling Shareholder has full legal right and authority to enter into this Agreement and to exercise the Warrant; and following the issuance by the Company of the Common Shares issuable to the Selling Shareholder upon exercise of the Warrant, the Selling Shareholder will have full legal right and authority to sell, transfer and deliver, in the manner provided in this Agreement, the Shares to be sold by the Selling Shareholder hereunder.

                                    (iii) The transfer and sale by the Selling
                  Shareholder of the Shares to be sold by the Selling Shareholder as contemplated by this Agreement will not conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Selling Shareholder, any judgment, decree or order known to such counsel to which the Selling Shareholder is a party or by which the Selling Shareholder or any of its properties may be bound, or any statute, rule or regulation.

                                    (iv) All of the Selling Shareholder's rights
                  in the Shares to be sold by the Selling Shareholder pursuant to this Agreement, have been transferred to the Underwriters who have severally purchased such Shares pursuant to this Agreement, free and clear of adverse claims, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims and have paid the purchase price payable with respect thereto pursuant to
                  Section 1 hereof.

                                    (v) To the knowledge of such counsel, no
                  consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Shareholder, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of officers of the Selling Shareholder. Copies of such certificates shall be furnished to the Representatives and counsel for the Underwriters.

                  (k) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel, and the Underwriters shall have received from Gibson, Dunn & Crutcher LLP, United States counsel to the Underwriters, and from De Brauw Blackstone Westbroek, Dutch counsel to the Underwriters, favorable opinions, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably request, and the Company shall have furnished to Gibson, Dunn & Crutcher LLP and De Brauw Blackstone Westbroek such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (l) The Representatives shall have received Lock-up Agreements executed by each entity or person identified in Section 4(o).

                  (m) The Company and the Selling Shareholder shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

                  (n) If the Shares have been qualified for sale in Florida, the Representatives shall have received on each Closing Date certificates, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section
         517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section
         517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                  7. Covenants of the Company.

                  (a) The Company covenants and agrees as follows:

                                    (i) The Company will use its best efforts to
                  cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                                    (ii) The Company shall promptly advise the
                  Representatives in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any Preliminary Prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall prepare and file with the Commission, promptly upon the Representatives' reasonable request, any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriter's counsel, may be necessary or advisable in connection with the distribution of the Shares. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                                    (iii) If, at any time when a prospectus
                  relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph
                  (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to
                  its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof), and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                           (vi) The Company shall cooperate with the
                  Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vii) Without the prior written consent of CIBC World
                  Markets Corp., for a period of 180 days after the date of the Prospectus, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of securities pursuant to the Company's existing stock option or stock purchase plan as described in the Registration Statement and the Prospectus. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock incentive plan that are exercisable during such 180 day period or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180 period, the Company shall obtain a Lock-Up Agreement of such grantee or purchaser or holder of such securities.

                           (viii) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                           (ix) The Company will apply the net proceeds from the
                  offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                           (x) The Company shall file timely and accurate
                  reports in accordance with the provisions of Florida Statutes
                  Section 517.075, or any successor provision, and any regulation promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences engaging in business with the government of Cuba or any person or affiliate located in Cuba.

                           (xi) If any payment of any sum due under this
                  Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company, as the case may be, under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency on the date of payment. To the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency on the date of payment to discharge the obligations of the Company, as the case may be, to the Underwriters or such controlling persons, the obligations of the Company, as the case may be, to the Underwriters or such controlling persons, as the case may be, shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement.

                  (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement, including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the various jurisdictions referred to in Section 7(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary blue sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such filing and review; (vi) inclusion of the Shares for quotation on the Nasdaq National Market; and (vii) all transfer and stamp taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Shareholder to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

                  (c) The Company covenants and agrees with the several Underwriters that in any suit (whether in a court in the United States, the Netherlands or elsewhere) seeking enforcement of this Agreement,
         (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed in any suit, action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York or of the United States,
         (ii) if the plaintiffs thereon seek that a judgment otherwise awarded to the plaintiffs be awarded in either United States dollars or Netherlands currency, subject to Netherlands foreign currency control regulations, the Company will not interpose any defense or objection to or otherwise oppose the award of a judgment, if any, in such currencies except to the extent that such a judgment would violate the laws of the Netherlands, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in Netherlands currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to changes in the United States dollar exchange rate with respect to the currency of the Netherlands, the Company will not interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment except to the extent that such a judgment would violate the laws of the Netherlands. The Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in the Netherlands or in any other jurisdiction other than in the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or declaratory judgment concerning any alleged breach by the Company of, or other claim by the Underwriters in respect of, this Agreement or any of the Underwriters' rights under this Agreement, including, without limitation; any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of federal or New York state courts or the designation of the laws of the State of New York as the law applicable to this Agreement.

         8. Indemnification.

                           (a) (i) The Company agrees to indemnify and hold
                  harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based (i) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or in any blue sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (ii) upon any omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading,
                  (iii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iv) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus are the statements contained under the caption "Underwriting" in the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                           (ii) The Selling Shareholder agrees to indemnify and
                  hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based (i) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or in any Blue Sky Application, (ii) upon any omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) in whole or in part upon any breach of the representations and warranties set forth in Section 5 hereof, or (iv) in whole or in part upon any failure of the Selling Shareholder to perform any of its obligations hereunder or under law, but only, in the case of clauses (i) and (ii) above, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance on and in conformity with any of the Selling Shareholder Information. Notwithstanding the foregoing, (A) the liability of the Selling Shareholder pursuant to the provisions of this Section 8 shall be limited to an amount equal to the aggregate net proceeds received by the Selling Shareholder from the sale of the Shares sold by the Selling Shareholder hereunder, and (B) the Selling Shareholder shall not be liable in any such case with respect to any Preliminary Prospectus if at or prior to the written confirmation of the sale of the Shares sold by the Selling Shareholder hereunder a copy of the Prospectus (or the Prospectus as amended or supplemented) was required by law to be, but was not, sent or delivered to such person making the claim and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have.

                           (b) Each Underwriter agrees, severally and not
                  jointly, to indemnify and hold harmless the Company, the Selling Shareholder and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance on and in conformity with information furnished in writing to the Company by the Representatives on behalf of the Underwriters specifically for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company or any Selling Shareholder (including any controlling person, director or officer thereof) shall be limited to the underwriting discounts and commissions received by such Underwriter. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration

                  Statement or the Prospectus are the statements contained under the caption "Underwriting" in the Prospectus.

                           (c) Any party that proposes to assert the right to be
                  indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) to the extent that the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise other than under this Section 8. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

                           9. Contribution. In order to provide for just and
equitable contribution in circumstances in which the indemnification provided for in Section 8(a) or 8(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Shareholder, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholder or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company and the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; and (iii) in no case shall the Selling Shareholder be liable and responsible for any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Shareholder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The

Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                      10. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholder at any time, if:

                      (a) in the absolute discretion of the Representatives, at
             or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or the Netherlands is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if the effect of a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or the Netherlands is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Common Shares has been suspended by the Commission or by the AEX-Stock Exchange or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc., the Nasdaq National Market or the AEX-Stock Exchange has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority; or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect, or

                      (b) at or before any Closing Date, any of the conditions
             specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholder or to the other Underwriters for damages occasioned by its failure or refusal.

                  11. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter; or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to one additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholder and without liability on the part of the Company, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholder or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  12. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

                  (a) By the execution and delivery of this Agreement, the Selling Shareholder hereby designates and appoints ______________________ as the authorized agent of the Selling Shareholder, upon whom process may be served in any suit, proceeding or other action against the Selling Shareholder instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Selling Shareholder in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of securities in connection therewith. The Selling Shareholder expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Representatives shall have been appointed by the Company, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Selling Shareholder further agrees that service of process upon its authorized agent or successor (and written notice of said service to the Company mailed by certified mail or sent by telex or delivered, as provided in Section 15 hereof) shall be deemed in every respect personal service of process upon the Selling Shareholder in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Selling Shareholder hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Selling Shareholder agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Selling Shareholder or any of its property in the courts of any other jurisdiction. The Selling Shareholder further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect for a period of six years from the date hereof. The Selling Shareholder hereby agrees with the Underwriters to the exclusive jurisdiction of the courts of the State of New York, or the federal courts sitting in the County of New York, in connection with any action brought by the Selling Shareholder.

                      (b) By the execution and delivery of this Agreement, the
             Company hereby designates and appoints
             _________________________________________________ as the authorized agent of the Company, upon whom process may be served in any suit, proceeding or other action against the Company instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in any federal or state court sitting in the County of New York, arising out of the offering made by the Prospectus or any purchase or sale of securities in connection therewith. The Company expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Representatives shall have been appointed by the Company, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Company further agrees that service of process upon its authorized agent or successor (and written notice of said service to the Company mailed by certified mail or sent by telex or delivered, as provided in Section 15 hereto) shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such federal court or state court shall be conclusive, and subject to the limitations on enforcement set forth in the opinion referred to in Section 6(g) hereof pursuant to
             Section 6(g)(xvii) hereof, may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect for a period of six years from the date hereof. The Company hereby agrees with the Underwriters to the exclusive jurisdiction of the courts of the State of New York, or the federal courts sitting in the County of New York, in connection with any action brought by the Company.

                      To the extent that the Company or the Selling Shareholder has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement in any action instituted in any New York court or any court of competent jurisdiction in the Netherlands.

                      This Section and the waivers contained herein are intended only for the parties hereto and shall not be construed to give any third parties any rights.

                      13. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Shareholder or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

                      This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                      All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., One World Financial Center, New York, New York 10281 Attention: Charles Bullock, with a copy to Gibson, Dunn & Crutcher LLP, One Montgomery Street, San Francisco, California 94104, Attention: Kenneth R. Lamb, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to ______________________________________________, and (c) if to the Selling
Shareholder, to ____________________________________________, with a copy to
_________________________________________.

                      This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

             Please confirm that the foregoing correctly sets forth the agreement among us.

                                        Very truly yours,

                                        ASM INTERNATIONAL N.V.

                                        By:
                                          Title:

                                        APPLIED MATERIALS INC.

                                        By:
                                          Title:  Attorney-in-Fact

Confirmed:

CIBC WORLD MARKETS CORP.
ROBERTSON STEPHENS
WARBURG DILLON READ LLC
Acting severally on behalf of themselves and as representatives of the several
Underwriters named in Schedule I hereto.

By: CIBC WORLD MARKETS CORP.

By:
  Title:

                                   SCHEDULE I

                                  UNDERWRITERS



                                                                       Number of
                                                                  Firm Shares to
          Name                                                      Be Purchased
          ----                                                      ------------

         CIBC World Markets Corp.
         Robertson Stephens
         Warburg Dillon Read LLC



                                                                    ------------
                                                              Total:

                                   SCHEDULE II

                               SELLING SHAREHOLDER



                                                                       Number of
                                                                  Firm Shares to
         Name                                                            Be Sold
         ----                                                            -------



                                                                    ------------
                                                              Total: